CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) shares in Thousands, $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
CONSOLIDATED BALANCE SHEETS
Allowances for doubtful accounts (in dollars)	$ 2,437	$ 2,339
Ordinary share, par value (in dollars per share)	$ 0.00375	$ 0.00375
Ordinary share, authorized shares	250,000	250,000
Ordinary share, shares issued	39,363	39,009
Ordinary share, shares outstanding	35,506	35,225
Treasury shares	3,857	3,784